Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q26

	Page	Note:
Citigroup
Financial Summary	1

See Citi’s 4Q25 Historical Financial Supplement furnished on Form 8-K (filed on April 3, 2026) for a description of and additional historical periods reflecting Citi’s first quarter of 2026 reporting changes. Prior period results and TCE allocations in this First Quarter 2026 Quarterly Financial Data Supplement for the impacted segments were recast to reflect these reporting changes, while Citi’s consolidated results and TCE remained unchanged.

Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Net Revenues and Income (Loss)	4

Services	5
Markets	6
Banking	7
Wealth	8
U.S. Consumer Cards (USCC)	9
Metrics	10
All Other	11
Legacy Franchises	12
Corporate/Other	13
Divestiture-Related Impacts—Reconciling Items	14

Citigroup Supplemental Detail
Average Balances and Interest Rates	15
EOP (End-of-Period) Loans	16
EOP Deposits	17
Allowance for Credit Losses (ACL) Rollforward	18
Allowance for Credit Losses on Loans (ACLL) and Unfunded Lending Commitments (ACLUC)	19 - 20
Non-Accrual Assets	21
Common Equity Tier 1 (CET1) Capital and Supplementary Leverage Ratios	22
Tangible Common Equity (TCE), Common Equity, Book Value per Share, Tangible Book Value Per Share (TBVPS) and Returns on Common Equity (RoCE) and Tangible Common Equity (RoTCE)	23

Reconciliations of Adjusted Results and FX Impact
FX Impact	24
Total Citigroup Revenues, Net Interest Income (NII) and Non-Interest Revenues (NIR), and Total Citigroup Operating Expenses	25
Notable Items Adjustments and All Other (Managed Basis)	26
All Other (Managed Basis), and Legacy Franchises (Managed Basis)	27
Services and Banking—Corporate Lending Revenues	28
Total Citigroup Revenues, Total Operating Expenses, RoCE and RoTCE	29
Legacy Franchises Exits Contribution	30

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts, ratios, bps, and as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Revenues, net of interest expense	$21,596	$21,668	$22,090	$19,871	$24,633	24%	14%
Operating expenses	13,425	13,577	14,290	13,840	14,311	3%	7%
Net credit losses (NCLs)	2,459	2,234	2,214	2,190	2,208	1%	(10%)
Credit reserve build (release) for loans	102	243	45	10	397	NM	289%
Provision / (release) for unfunded lending commitments	108	(19)	100	13	184	NM	70%
Provisions for benefits and claims, other assets and HTM debt securities	54	414	91	7	16	129%	(70%)
Provisions for credit losses and for benefits and claims	2,723	2,872	2,450	2,220	2,805	26%	3%
Income (loss) from continuing operations before income taxes	5,448	5,219	5,350	3,811	7,517	97%	38%
Income taxes (benefits)	1,340	1,186	1,559	1,288	1,578	23%	18%
Income (loss) from continuing operations	4,108	4,033	3,791	2,523	5,939	135%	45%
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	(1)	(1)	-	-
Net income (loss) before noncontrolling interests	4,107	4,033	3,790	2,522	5,938	135%	45%
Net income (loss) attributable to noncontrolling interests	43	14	38	51	153	200%	256%
Citigroup’s net income (loss)	$4,064	$4,019	$3,752	$2,471	$5,785	134%	42%

Diluted earnings per share:
Income (loss) from continuing operations	$1.96	$1.96	$1.86	$1.19	$3.06	157%	56%
Net income (loss)	$1.96	$1.96	$1.86	$1.19	$3.06	157%	56%

Preferred dividends	$269	$287	$274	$284	$305	7%	13%

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations (for EPS purposes)	3,752	3,683	3,439	2,150	5,426	152%	45%
Net income (loss) (for EPS purposes)	3,751	3,683	3,438	2,149	5,425	152%	45%

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations (for EPS purposes)	3,769	3,702	3,459	2,170	5,443	151%	44%
Net income (loss) (for EPS purposes)	3,768	3,702	3,458	2,169	5,442	151%	44%

Shares(in millions):
Average basic	1,879.0	1,855.9	1,820.3	1,772.8	1,736.9	(2%)	(8%)
Average diluted	1,919.6	1,893.1	1,862.6	1,816.9	1,776.0	(2%)	(7%)
Common shares outstanding, at period end	1,867.7	1,840.9	1,789.3	1,747.5	1,705.6	(2%)	(9%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(1)(2)	13.41%	13.48%	13.27%	13.18%	12.7%
Tier 1 Capital ratio(1)(3)	15.10%	14.98%	14.97%	13.65%	14.5%
Total Capital ratio(1)(4)	15.41%	15.28%	15.31%	15.66%	15.4%
Supplementary Leverage ratio (SLR)(1)(5)	5.79%	5.53%	5.52%	5.48%	5.2%
Return on average assets	0.65%	0.61%	0.55%	0.36%	0.83%	47 bps	18 bps
Return on average common equity(RoCE)	8.0%	7.7%	7.1%	4.5%	11.5%	700 bps	350 bps
Average tangible common equity (TCE) (in billions of dollars)(6)	$169.3	$172.1	$172.3	$170.4	$169.2	(1%)	-
Return on tangible common equity(RoTCE)(6)	9.1%	8.7%	8.0%	5.1%	13.1%	800 bps	400 bps
Operating leverage(7)	759 bps	567 bps	59 bps	(381) bps	746 bps	1,127 bps	(13) bps
Efficiency ratio (total operating expenses/total revenues, net)	62.2%	62.7%	64.7%	69.6%	58.1%	(1,150) bps	(410) bps

Balance sheet data(in billions of dollars, except per share amounts)(1):
Total assets	$2,571.5	$2,622.8	$2,642.5	$2,657.2	$2,777.7	5%	8%
Total average assets	2,517.1	2,647.8	2,688.8	2,722.5	2,816.8	3%	12%
Total loans	702.1	725.3	733.9	752.2	761.6	1%	8%
Total deposits	1,316.4	1,357.7	1,383.9	1,403.6	1,446.2	3%	10%
Citigroup’s stockholders’ equity	212.4	213.2	213.0	212.3	211.0	(1%)	(1%)
Book value per share	103.90	106.94	108.41	110.01	112.22	2%	8%
Tangible book value per share(6)	91.52	94.16	95.72	97.06	99.01	2%	8%

Direct staff (in thousands)	229	230	227	226	224	(1%)	(2%)

(1)	March 31, 2026 is preliminary.
(2)	For March 31, 2026 and all prior periods presented, Citi’s binding CET1 Capital ratios were derived under the Standardized Approach. For the composition of Citi’s CET1 Capital and ratio, see page 22.
(3)	Citi’s binding Tier 1 Capital ratios were derived under the Advanced Approaches for December 31, 2025 and the Standardized Approach for all other periods presented, including March 31, 2026.
(4)	For March 31, 2026 and all prior periods presented, Citi’s binding Total Capital ratios were derived under the Advanced Approaches.
(5)	For the composition of Citi’s SLR, see page 22.
(6)

TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 23 for a reconciliation of Tangible book value per share and Citi’s average TCE to Citi’s total average stockholders’ equity.

(7)

Represents the year-over-year growth rate in basis points (bps) of total revenues, net of interest expense less the year-over-year growth rate of total operating expenses. Positive operating leverage indicates that the revenue growth rate was greater than the expense growth rate.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

NM  Not meaningful.

N/D  Not disclosed.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25
Revenues
Interest income (including dividends)	$33,666	$35,859	$36,690	$36,649	$35,513	(3%)	5%
Interest expense	19,654	20,684	21,750	20,984	19,772	(6%)	1%
Net interest income (NII)	14,012	15,175	14,940	15,665	15,741	-	12%

Commissions and fees	2,707	2,745	2,888	2,829	3,272	16%	21%
Principal transactions	3,510	2,503	2,772	1,450	4,008	176%	14%
Administration and other fiduciary fees	1,045	1,123	1,117	1,129	1,123	(1%)	7%
Realized gains (losses) on sales of investments, net	121	138	105	107	270	152%	123%
Net impairment losses on investments recognized in earnings	(58)	(35)	(25)	(234)	(140)	40%	(141%)
Other revenue (loss)	259	19	293	(1,075)	359	NM	39%
Total non-interest revenues (NIR)	7,584	6,493	7,150	4,206	8,892	111%	17%
Total revenues, net of interest expense	21,596	21,668	22,090	19,871	24,633	24%	14%

Provisions for credit losses and for benefits and claims
Net credit losses on loans	2,459	2,234	2,214	2,190	2,208	1%	(10%)
Credit reserve build / (release) for loans	102	243	45	10	397	NM	289%
Provision for credit losses on loans	2,561	2,477	2,259	2,200	2,605	18%	2%
Provision for credit losses on held-to-maturity (HTM) debt securities	(5)	7	(5)	15	(30)	NM	(500%)
Provision for credit losses on other assets	39	381	79	(32)	33	NM	(15%)
Policyholder benefits and claims	20	26	17	24	13	(46%)	(35%)
Provision for credit losses on unfunded lending commitments	108	(19)	100	13	184	NM	70%
Total provisions for credit losses and for benefits and claims	2,723	2,872	2,450	2,220	2,805	26%	3%

Operating expenses
Compensation and benefits	7,464	7,633	7,474	7,068	8,382	19%	12%
Technology / communication	2,379	2,290	2,325	2,429	2,335	(4%)	(2%)
Transactional and product servicing	1,102	1,184	1,110	1,179	1,225	4%	11%
Premises and equipment	574	615	607	681	586	(14%)	2%
Professional services	476	510	514	573	441	(23%)	(7%)
Advertising and marketing	250	269	260	318	233	(27%)	(7%)
Restructuring	(3)	(2)	(5)	(4)	-	100%	100%
Other operating	1,183	1,078	2,005	1,596	1,109	(31%)	(6%)
Total operating expenses	13,425	13,577	14,290	13,840	14,311	3%	7%

Income (loss) from continuing operations before income taxes	5,448	5,219	5,350	3,811	7,517	97%	38%
Provision (benefit) for income taxes	1,340	1,186	1,559	1,288	1,578	23%	18%

Income (loss) from continuing operations	4,108	4,033	3,791	2,523	5,939	135%	45%
Discontinued operations
Income (loss) from discontinued operations	(1)	-	(1)	(1)	(1)	-	-
Provision (benefit) for income taxes	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	(1)	(1)	-	-

Net income (loss) before attribution to noncontrolling interests	4,107	4,033	3,790	2,522	5,938	135%	45%
Noncontrolling interests	43	14	38	51	153	200%	256%

Citigroup’s net income (loss)	$4,064	$4,019	$3,752	$2,471	$5,785	134%	42%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						1Q26 Increase/
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2025	2025	2025	2025	2026(1)	4Q25	1Q25
Assets
Cash and due from banks (including segregated cash and other deposits)	$24,463	$24,991	$23,545	$23,717	$23,625	-	(3%)
Deposits with banks, net of allowance	283,868	312,482	324,515	325,862	362,097	11%	28%
Securities borrowed and purchased under agreements to resell, net of allowance	390,215	323,892	321,347	356,195	353,094	(1%)	(10%)
Brokerage receivables, net of allowance	57,440	64,029	75,992	62,679	91,720	46%	60%
Trading account assets	518,577	568,558	562,254	537,139	593,473	10%	14%
Investments
Available-for-sale debt securities	225,180	235,802	246,227	246,720	257,822	4%	14%
Held-to-maturity debt securities, net of allowance	220,385	206,094	197,092	189,831	178,503	(6%)	(19%)
Equity securities	7,323	7,504	7,413	7,678	7,839	2%	7%
Total investments	452,888	449,400	450,732	444,229	444,164	-	(2%)
Loans
Consumer(2)	386,312	395,759	398,628	408,533	402,391	(2%)	4%
Corporate(3)	315,744	329,586	335,277	343,697	359,225	5%	14%
Loans, net of unearned income	702,056	725,345	733,905	752,230	761,616	1%	8%
Allowance for credit losses on loans (ACLL)	(18,726)	(19,123)	(19,206)	(19,247)	(19,636)	(2%)	(5%)
Total loans, net	683,330	706,222	714,699	732,983	741,980	1%	9%
Goodwill	19,422	19,878	19,126	19,098	18,997	(1%)	(2%)
Intangible assets (including MSRs)	4,430	4,409	4,330	4,284	4,305	-	(3%)
Premises and equipment, net of depreciation and amortization	30,814	32,312	32,819	33,339	33,574	1%	9%
Other assets, net of allowance	106,067	116,599	113,116	117,677	110,658	(6%)	4%
Total assets	$2,571,514	$2,622,772	$2,642,475	$2,657,202	$2,777,687	5%	8%

Liabilities
Non-interest-bearing deposits in U.S. offices	$122,472	$119,898	$116,921	$121,610	$122,083	-	-
Interest-bearing deposits in U.S. offices	562,628	575,709	592,728	613,052	634,812	4%	13%
Total U.S. deposits	685,100	695,607	709,649	734,662	756,895	3%	10%
Non-interest-bearing deposits in offices outside the U.S.	82,215	86,458	83,920	87,041	86,004	(1%)	5%
Interest-bearing deposits in offices outside the U.S.	549,095	575,668	590,360	581,870	603,341	4%	10%
Total international deposits	631,310	662,126	674,280	668,911	689,345	3%	9%

Total deposits	1,316,410	1,357,733	1,383,929	1,403,573	1,446,240	3%	10%
Securities loaned and sold under agreements to repurchase	403,959	347,913	349,726	348,098	369,585	6%	(9%)
Brokerage payables	78,302	90,949	89,596	74,836	111,224	49%	42%
Trading account liabilities	148,688	163,952	160,243	162,798	185,266	14%	25%
Short-term borrowings	49,139	55,560	54,760	51,878	72,056	39%	47%
Long-term debt	295,684	317,761	315,846	315,827	307,566	(3%)	4%
Other liabilities, plus allowances(4)	66,074	74,774	74,498	86,370	73,178	(15%)	11%
Total liabilities	$2,358,256	$2,408,642	$2,428,598	$2,443,380	$2,565,115	5%	9%

Stockholders’ equity
Preferred stock	$18,350	$16,350	$19,050	$20,050	$19,550	(2%)	7%
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,616	108,839	109,010	108,452	107,821	(1%)	(1%)
Retained earnings	209,013	211,674	214,034	215,128	219,542	2%	5%
Treasury stock, at cost	(77,880)	(79,886)	(84,932)	(89,473)	(95,370)	(7%)	(22%)
Accumulated other comprehensive income (loss) (AOCI)	(45,722)	(43,786)	(44,170)	(41,897)	(40,615)	3%	11%
Total common equity	$194,058	$196,872	$193,973	$192,241	$191,409	-	(1%)

Total Citigroup stockholders’ equity	$212,408	$213,222	$213,023	$212,291	$210,959	(1%)	(1%)
Noncontrolling interests	850	908	854	1,531	1,613	5%	90%
Total equity	213,258	214,130	213,877	213,822	212,572	(1%)	-
Total liabilities and equity	$2,571,514	$2,622,772	$2,642,475	$2,657,202	$2,777,687	5%	8%

(1)	March 31, 2026 is preliminary.
(2)	Consumer loans include loans managed by USCC, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT NET REVENUES AND INCOME (LOSS)

(In millions of dollars)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25
Revenues, net of interest expense
Services	$5,204	$5,430	$5,730	$6,272	$6,103	(3%)	17%
Markets	6,075	5,980	5,745	4,609	7,246	57%	19%
Banking	1,530	1,434	1,647	1,773	1,767	-	15%
Wealth	2,757	2,814	2,839	2,862	3,065	7%	11%
U.S. Consumer Cards (USCC)	4,567	4,471	4,656	4,564	4,757	4%	4%
All Other—managed basis(1)(2)	1,463	1,716	1,471	(208)	1,682	NM	15%
Reconciling Items—divestiture-related impacts(3)	-	(177)	2	(1)	13	NM	NM
Total net revenues—reported	$21,596	$21,668	$22,090	$19,871	$24,633	24%	14%

Income (loss) from continuing operations
Services	$1,849	$1,728	$2,098	$2,512	$2,242	(11%)	21%
Markets	1,862	1,824	1,723	856	2,629	207%	41%
Banking	222	91	267	355	304	(14%)	37%
Wealth	191	385	303	299	432	44%	126%
USCC	838	758	929	884	732	(17%)	(13%)
All Other—managed basis(1)(2)	(839)	(573)	(752)	(2,273)	(388)	83%	54%
Reconciling Items—divestiture-related impacts(3)	(15)	(180)	(777)	(110)	(12)	89%	20%

Income (loss) from continuing operations—reported	4,108	4,033	3,791	2,523	5,939	135%	45%

Discontinued operations	(1)	-	(1)	(1)	(1)	-	-

Net income (loss) attributable to noncontrolling interests	43	14	38	51	153	200%	256%

Net income (loss)	$4,064	$4,019	$3,752	$2,471	$5,785	134%	42%

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)) within Legacy Franchises. See pages 12 and 14 for additional information.

(3)

Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi’s Consolidated Statement of Income (page 2). See page 14 for additional information.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Net interest income (including dividends)	$3,498	$3,630	$3,823	$4,050	$4,143	2%	18%
Fee revenue
Commissions and fees	815	904	880	879	909	3%	12%
Administration and other fiduciary fees	658	752	746	751	763	2%	16%
Total fee revenue	1,473	1,656	1,626	1,630	1,672	3%	14%
Principal transactions	233	124	190	257	263	2%	13%
All other	-	20	91	335	25	(93%)	NM
Total non-interest revenue	1,706	1,800	1,907	2,222	1,960	(12%)	15%

Total revenues, net of interest expense	5,204	5,430	5,730	6,272	6,103	(3%)	17%

Total operating expenses	2,584	2,679	2,707	2,843	2,935	3%	14%

Net credit losses (recoveries) on loans	6	20	11	19	3	(84%)	(50%)
Credit reserve build (release) for loans	24	53	(4)	(18)	97	NM	304%
Provision (release) for credit losses on unfunded lending commitments	(6)	(6)	(8)	3	(11)	NM	(83%)
Provisions for credit losses for other assets and HTM debt securities	27	286	62	(15)	5	NM	(81%)
Provision for credit losses	51	353	61	(11)	94	NM	84%
Income from continuing operations before taxes	2,569	2,398	2,962	3,440	3,074	(11%)	20%
Income taxes	720	670	864	928	832	(10%)	16%
Income from continuing operations	1,849	1,728	2,098	2,512	2,242	(11%)	21%
Noncontrolling interests	15	16	17	16	14	(13%)	(7%)
Net income	$1,834	$1,712	$2,081	$2,496	$2,228	(11%)	21%
EOP assets (in billions)	$589	$618	$627	$628	$649	3%	10%
Average assets (in billions)	578	593	616	630	637	1%	10%
Efficiency ratio	50%	49%	47%	45%	48%	300 bps	(200) bps
Average allocated TCE (in billions)(1)	$33.0	$33.0	$33.0	$33.0	$33.5	2%	2%
RoTCE(1)	22.5%	20.8%	25.0%	30.0%	27.0%	(300) bps	450 bps

Revenue by line of business
Net interest income	$2,865	$2,949	$3,121	$3,303	$3,424	4%	20%
Non-interest revenue	1,064	1,063	1,099	1,182	1,192	1%	12%
Treasury and Trade Solutions (TTS)	3,929	4,012	4,220	4,485	4,616	3%	17%
Net interest income	633	681	702	747	719	(4%)	14%
Non-interest revenue	642	737	808	1,040	768	(26%)	20%
Securities Services	1,275	1,418	1,510	1,787	1,487	(17%)	17%
Total Services	$5,204	$5,430	$5,730	$6,272	$6,103	(3%)	17%

Revenue by managed geography
North America	$1,549	$1,660	$1,759	$1,939	$1,976	2%	28%
International	3,655	3,770	3,971	4,333	4,127	(5%)	13%
Total	$5,204	$5,430	$5,730	$6,272	$6,103	(3%)	17%

Key drivers(2)(in billions of dollars, except as otherwise noted)
Average loans by line of business
TTS	$86	$93	$93	$95	$97	2%	13%
Securities Services	1	1	1	1	2	100%	100%
Total	$87	$94	$94	$96	$99	3%	14%

ACLL as a % of EOP loans(3)	0.30%	0.36%	0.35%	0.33%	0.42%	9 bps	12 bps
NCLs as a % of average loans	0.03%	0.09%	0.05%	0.08%	0.01%	(7) bps	(2) bps

Average deposits by line of business
TTS	$690	$713	$744	$780	$812	4%	18%
Securities Services	136	144	149	155	149	(4%)	10%
Total	$826	$857	$893	$935	$961	3%	16%

AUC/AUA (in trillions of dollars)(4)	$26.1	$28.2	$29.7	$31.4	$31.6	1%	21%
Cross-border transaction value(5)	$95.1	$101.3	$104.8	$115.2	$106.3	(8%)	12%
U.S. dollar clearing volume (in millions)(6)	42.7	44.3	44.8	45.3	43.9	(3%)	3%
Commercial card spend volume	$17.2	$17.9	$18.4	$17.7	$18.6	5%	8%

(1)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.

(2)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(3)	Excludes loans that are carried at fair value for all periods.
(4)	March 31, 2026 is preliminary.
(5)	Represents the total value of cross-border foreign exchange payments processed through Citi platforms.
(6)	Represents the number of U.S. dollar Clearing Payment instructions processed on behalf of U.S. and foreign-domiciled entities (primarily financial institutions).

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Net interest income (including dividends)	$1,924	$2,824	$2,178	$2,761	$2,797	1%	45%
Fee revenue
Brokerage and fees	400	399	400	364	478	31%	20%
Investment banking fees(1)	135	106	163	120	120	-	(11%)
Other(2)	52	51	63	57	55	(4%)	6%
Total fee revenue	587	556	626	541	653	21%	11%

Principal transactions	3,285	2,302	2,737	1,155	3,542	207%	8%
All other	279	298	204	152	254	67%	(9%)
Total non-interest revenue	4,151	3,156	3,567	1,848	4,449	141%	7%

Total revenues, net of interest expense	6,075	5,980	5,745	4,609	7,246	57%	19%

Total operating expenses	3,466	3,508	3,490	3,608	3,835	6%	11%

Net credit losses (recoveries) on loans	142	8	68	(12)	(3)	75%	NM
Credit reserve build (release) for loans	48	53	(44)	(73)	23	NM	(52%)
Provision (release) for credit losses on unfunded lending commitments	9	(8)	13	(7)	(23)	(229%)	NM
Provisions for credit losses for other assets and HTM debt securities	2	55	(5)	(12)	(12)	-	NM
Provision for credit losses	201	108	32	(104)	(15)	86%	NM
Income (loss) from continuing operations before taxes	2,408	2,364	2,223	1,105	3,426	210%	42%
Income taxes (benefits)	546	540	500	249	797	220%	46%
Income (loss) from continuing operations	1,862	1,824	1,723	856	2,629	207%	41%
Noncontrolling interests	13	21	21	18	34	89%	162%
Net income (loss)	$1,849	$1,803	$1,702	$838	$2,595	210%	40%
EOP assets (in billions)	$1,162	$1,164	$1,179	$1,185	$1,280	8%	10%
Average assets (in billions)	1,118	1,219	1,229	1,247	1,325	6%	19%
Efficiency ratio	57%	59%	61%	78%	53%	(2,500) bps	(400) bps
Average allocated TCE (in billions)(3)	$53.5	$53.5	$53.5	$53.5	$56.4	5%	5%
RoTCE(3)	14.0%	13.5%	12.6%	6.2%	18.7%	1,250 bps	470 bps

Revenue by line of business
Fixed Income Markets	$4,578	$4,388	$4,225	$3,554	$5,166	45%	13%
Equity Markets	1,497	1,592	1,520	1,055	2,080	97%	39%
Total	$6,075	$5,980	$5,745	$4,609	$7,246	57%	19%

Rates and Currencies	$3,116	$3,221	$2,963	$2,449	$3,311	35%	6%
Spread Products / Other Fixed Income	1,462	1,167	1,262	1,105	1,855	68%	27%
Total Fixed Income Markets revenues	$4,578	$4,388	$4,225	$3,554	$5,166	45%	13%

Revenue by managed geography
North America	$2,169	$2,124	$2,270	$1,826	$2,559	40%	18%
International	3,906	3,856	3,475	2,783	4,687	68%	20%
Total	$6,075	$5,980	$5,745	$4,609	$7,246	57%	19%

Key drivers(4) (in billions of dollars)
Average loans	$128	$136	$147	$152	$162	7%	27%
NCLs (annualized) as a % of average loans	0.45%	0.02%	0.18%	(0.03%)	(0.01%)	2 bps	(46) bps
ACLL as a % of EOP loans(5)	0.89%	0.85%	0.78%	0.67%	0.67%	0 bps	(22) bps
Average trading account assets	$474	$547	$555	$556	$573	3%	21%

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Net interest income (including dividends)	$491	$530	$562	$549	$587	7%	20%

Fee revenue
Investment banking fees(1)	1,104	1,058	1,169	1,287	1,232	(4%)	12%
Other(2)	49	59	65	60	64	7%	31%
Total fee revenue	1,153	1,117	1,234	1,347	1,296	(4%)	12%
Principal transactions	(90)	(179)	(164)	(119)	(38)	68%	58%
All other	(24)	(34)	15	(4)	(78)	NM	(225%)
Total non-interest revenue	1,039	904	1,085	1,224	1,180	(4%)	14%

Total revenues, net of interest expense	1,530	1,434	1,647	1,773	1,767	-	15%

Total operating expenses	1,034	1,137	1,139	1,152	1,240	8%	20%

Net credit losses on loans	34	16	9	25	6	(76%)	(82%)
Credit reserve build (release) for loans	78	137	38	136	175	29%	124%
Provision (release) for credit losses on unfunded lending commitments	107	2	98	14	(51)	NM	NM
Provisions for credit losses for other assets and HTM debt securities	(5)	18	12	1	2	100%	NM
Provision for credit losses	214	173	157	176	132	(25%)	(38%)
Income (loss) from continuing operations before taxes	282	124	351	445	395	(11%)	40%
Income taxes (benefits)	60	33	84	90	91	1%	52%
Income (loss) from continuing operations	222	91	267	355	304	(14%)	37%
Noncontrolling interests	(1)	(2)	(3)	1	-	(100%)	100%
Net income (loss)	$223	$93	$270	$354	$304	(14%)	36%
EOP assets (in billions)	$147	$148	$141	$140	$154	10%	5%
Average assets (in billions)	144	150	149	146	154	5%	7%
Efficiency ratio	68%	79%	69%	65%	70%	500 bps	200 bps
Average allocated TCE (in billions)(3)	$9.2	$9.2	$9.2	$9.2	$7.8	(15%)	(15%)
RoTCE(3)	9.8%	4.1%	11.6%	15.3%	15.8%	50 bps	600 bps

Revenue by line of business
Total Investment Banking	$1,114	$1,073	$1,238	$1,356	$1,326	(2%)	19%
Corporate Lending (excluding gain (loss) on loan hedges)(4)	402	423	453	443	391	(12%)	(3%)
Total Banking revenues (ex-gain (loss) on loan hedges)(4)	1,516	1,496	1,691	1,799	1,717	(5%)	13%
Gain (loss) on loan hedges(4)	14	(62)	(44)	(26)	50	NM	257%
Total Banking revenues including gain (loss) on loan hedges(4)	$1,530	$1,434	$1,647	$1,773	$1,767	-	15%

Business metrics—investment banking fees
Advisory	$424	$408	$427	$649	$505	(22%)	19%
Equity underwriting (Equity Capital Markets (ECM))	127	218	174	180	208	16%	64%
Debt underwriting (Debt Capital Markets (DCM))	553	432	568	458	519	13%	(6%)
Total	$1,104	$1,058	$1,169	$1,287	$1,232	(4%)	12%

Revenue by managed geography
North America	$874	$648	$862	$1,023	$1,109	8%	27%
International	656	786	785	750	658	(12%)	-
Total	$1,530	$1,434	$1,647	$1,773	$1,767	-	15%

Key drivers(5) (in billions of dollars)
Average loans	$82	$84	$81	$79	$83	5%	1%
NCLs (annualized) as a % of average loans	0.17%	0.08%	0.04%	0.13%	0.03%	(10) bps	(14) bps
ACLL as a % of EOP loans(6)	1.54%	1.72%	1.83%	2.04%	2.06%	2 bps	52 bps

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.

(4)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Net interest income	$1,831	$1,831	$1,902	$2,018	$2,095	4%	14%
Fee revenue
Commissions and fees	484	454	494	465	543	17%	12%
Other(1)	247	246	232	238	207	(13%)	(16%)
Total fee revenue	731	700	726	703	750	7%	3%
All other(2)	195	283	211	141	220	56%	13%
Total non-interest revenue	926	983	937	844	970	15%	5%

Total revenues, net of interest expense	2,757	2,814	2,839	2,862	3,065	7%	11%

Total operating expenses	2,390	2,313	2,375	2,377	2,415	2%	1%

Net credit losses on loans	67	73	91	80	88	10%	31%
Credit reserve build (release) for loans	64	(65)	(16)	6	13	117%	(80%)
Provision (release) for credit losses on unfunded lending commitments	(1)	(1)	(1)	1	-	(100%)	100%
Provisions for benefits and claims (PBC), and other assets	(4)	-	(1)	-	-	-	100%
Provisions for credit losses and for PBC	126	7	73	87	101	16%	(20%)
Income from continuing operations before taxes	241	494	391	398	549	38%	128%
Income taxes	50	109	88	99	117	18%	134%
Income from continuing operations	191	385	303	299	432	44%	126%
Noncontrolling interests	-	-	-	-	-	-	-
Net income	$191	$385	$303	$299	$432	44%	126%
EOP assets (in billions)	$301	$308	$313	$316	$320	1%	6%
Average assets (in billions)	301	305	315	325	321	(1%)	7%
Efficiency ratio	87%	82%	84%	83%	79%	(400) bps	(800) bps
Average allocated TCE (in billions)(3)	$15.4	$15.4	$15.4	$15.4	$16.2	5%	5%
RoTCE(3)	5.0%	10.0%	7.8%	7.7%	10.8%	310 bps	580 bps

Revenue by line of business
Citigold and Retail Banking	$1,825	$1,862	$1,969	$2,010	$2,062	3%	13%
Private Bank	664	731	656	625	757	21%	14%
Wealth at Work	268	221	214	227	246	8%	(8%)
Total	$2,757	$2,814	$2,839	$2,862	$3,065	7%	11%

Revenue by managed geography
North America	$1,734	$1,729	$1,741	$1,825	$1,893	4%	9%
International	1,023	1,085	1,098	1,037	1,172	13%	15%
Total	$2,757	$2,814	$2,839	$2,862	$3,065	7%	11%

Key drivers(4) (in billions of dollars)

EOP client balances
Client investment assets(5)(6)(7)	$595	$635	$660	$670	$676	1%	14%
Deposits	401	400	408	413	418	1%	4%
Loans	196	200	202	204	205	-	5%
Total	$1,192	$1,235	$1,270	$1,287	$1,299	1%	9%

Net new investment assets (NNIA)(7)(8)	$16.5	$2.0	$18.6	$7.2	$14.7	104%	(11%)

Average deposits	399	398	405	407	414	2%	4%
Average loans	194	197	201	203	205	1%	6%
ACLL as a % of EOP loans(9)	0.38%	0.34%	0.33%	0.33%	0.33%	0 bps	(5) bps
NCLs (annualized) as a % of average loans	0.14%	0.15%	0.18%	0.16%	0.17%	1 bps	3 bps
U.S. Retail Banking branches (actual)	644	650	653	655	655	-	2%

(1)	Primarily related to fiduciary and administrative fees.
(2)	Primarily related to principal transactions revenue including FX translation.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Includes assets under management, and trust and custody assets.
(6)	Beginning in 1Q26, Client investment assets include an additional approximate $10 billion associated with the value of client insurance policies that were not previously reported.
(7)	March 31, 2026 is preliminary.
(8)	Represents investment asset inflows, including dividends, interest and distributions, less investment asset outflows.
(9)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

U.S. CONSUMER CARDS (USCC)

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Net interest income	$4,984	$4,918	$5,124	$5,143	$5,116	(1%)	3%
Fee revenue
Interchange fees(1)	2,285	2,459	2,448	2,526	2,404	(5%)	5%
Card rewards and partner payments	(2,821)	(3,008)	(3,031)	(3,215)	(2,897)	10%	(3%)
Other(1)	96	103	114	114	112	(2%)	17%
Total fee revenue	(440)	(446)	(469)	(575)	(381)	34%	13%
All other(2)	23	(1)	1	(4)	22	NM	(4%)
Total non-interest revenue	(417)	(447)	(468)	(579)	(359)	38%	14%

Total revenues, net of interest expense	4,567	4,471	4,656	4,564	4,757	4%	4%

Total operating expenses	1,691	1,626	1,644	1,794	1,711	(5%)	1%

Net credit losses on loans	1,954	1,856	1,741	1,739	1,742	-	(11%)
Credit reserve build (release) for loans	(174)	(5)	55	(117)	76	NM	NM
Provision (release) for credit losses on unfunded lending commitments(3).	-	-	-	-	272	NM	NM
Provisions for benefits and claims (PBC), and other assets	3	1	3	2	2	-	(33%)
Provisions for credit losses and for PBC	1,783	1,852	1,799	1,624	2,092	29%	17%
Income from continuing operations before taxes	1,093	993	1,213	1,146	954	(17%)	(13%)
Income taxes	255	235	284	262	222	(15%)	(13%)
Income from continuing operations	838	758	929	884	732	(17%)	(13%)
Noncontrolling interests	-	-	-	-	-	-	-
Net income	$838	$758	$929	$884	$732	(17%)	(13%)
EOP assets (in billions)	$167	$171	$171	$178	$171	(4%)	2%
Average assets (in billions)	169	168	171	173	172	(1%)	2%
Efficiency ratio	37%	36%	35%	39%	36%	(300) bps	(100) bps
Average allocated TCE (in billions)(4)	$20.3	$20.3	$20.3	$20.3	$15.5	(24%)	(24%)
RoTCE(4)	16.7%	15.0%	18.2%	17.3%	19.2%	190 bps	250 bps

Key drivers(5)(in billions)
Average loans	$168	$168	$171	$172	$171	(1%)	2%
ACLL as a % of EOP loans	8.29%	8.08%	8.09%	7.74%	8.09%	35 bps	(20) bps
NCLs (annualized) as a % of average loans	4.72%	4.43%	4.05%	4.00%	4.12%	12 bps	(60) bps
Revenue rate(6)	11.02%	10.67%	10.80%	10.53%	11.28%	75 bps	26 bps
NII(7)(annualized) as a % of average loans	12.03%	11.74%	11.89%	11.86%	12.13%	27 bps	10 bps

(1)	Primarily includes credit card-related fees.
(2)	Primarily related to revenue incentives from card networks.
(3)	1Q26 includes a reserve build related to the forward purchase commitment of the Barclays American Airlines co-branded card portfolio.
(4)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Total revenues, net of interest expense (annualized) as a % of average loans.
(7)	Net interest income includes certain fees that are recorded as interest revenue.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

USCC

Metrics

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
Key drivers(1) (in billions of dollars, except as otherwise noted)	2025	2025	2025	2025	2026	4Q25	1Q25

New credit cards account acquisitions (in thousands)
General Purpose Credit Cards (GPCC)(2)	1,696	1,704	1,872	2,115	1,899	(10%)	12%
Private Label Credit Cards (PLCC)(3)	1,144	1,551	1,339	1,572	1,043	(34%)	(9%)
Credit card spend volume
GPCC	$133.2	$144.8	$144.5	$152.4	$141.5	(7%)	6%
PLCC	10.9	13.9	12.6	13.9	10.5	(24%)	(4%)
Average loans(4)
GPCC	$133.6	$134.4	$136.8	$138.6	$138.6	-	4%
PLCC	30.6	30.1	30.0	29.8	28.9	(3%)	(6%)
Installment Lending	3.8	3.7	3.7	3.9	3.8	(3%)	-
EOP loans(4)
GPCC	$132.9	$136.8	$137.7	$143.2	$138.7	(3%)	4%
PLCC	29.9	30.4	29.8	30.5	28.3	(7%)	(5%)
Installment Lending	3.7	3.7	3.8	3.8	3.8	-	3%
NCLs as a % of average loans
GPCC	4.45%	4.20%	3.85%	3.78%	3.87%	9 bps	(58) bps
PLCC	5.71%	5.18%	4.67%	4.77%	5.05%	28 bps	(66) bps
Installment Lending	6.19%	6.29%	6.43%	6.00%	6.19%	19 bps	0 bps
Loans 90+ days past due as a % of EOP loans
GPCC	1.42%	1.30%	1.27%	1.32%	1.39%	7 bps	(3) bps
PLCC	2.23%	2.00%	2.08%	2.13%	2.15%	2 bps	(8) bps
Installment Lending	0.49%	0.57%	0.58%	0.58%	0.55%	(3) bps	6 bps
Loans 30-89 days past due as a % of EOP loans
GPCC	1.21%	1.12%	1.21%	1.23%	1.20%	(3) bps	(1) bps
PLCC	2.04%	1.89%	2.07%	1.99%	1.98%	(1) bps	(6) bps
Installment Lending	1.41%	1.35%	1.26%	1.37%	1.42%	5 bps	1 bps

(1)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(2)	General Purpose Credit Cards (GPCC). Consists of consumer credit cards that operate on established payment networks and are accepted by a wide variety of merchants and service providers.
(3)

Private Label Credit Cards (PLCC). Consists of consumer credit cards that are issued for use with a specific retailer or its affiliates and are limited to purchases of that retailer’s goods and services.

(4)	GPCC and PLCC average loans, EOP loans, and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

Reclassified to conform to the current period’s presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Net interest income	$1,284	$1,442	$1,351	$1,144	$1,003	(12%)	(22%)
Non-interest revenue(4)(5)	179	274	120	(1,352)	679	NM	279%
Total revenues, net of interest expense	1,463	1,716	1,471	(208)	1,682	NM	15%

Total operating expenses(5)(6)(7)(8)(9)	2,226	2,277	2,169	2,026	2,144	6%	(4%)

Net credit losses on loans	256	256	297	341	371	9%	45%
Credit reserve build (release) for loans	73	70	16	75	13	(83%)	(82%)
Provision (release) for credit losses on unfunded lending commitments	(1)	(6)	(6)	2	(3)	NM	(200%)
Provisions for benefits and claims (PBC), other assets and HTM debt securities	31	54	24	31	19	(39%)	(39%)
Provisions for credit losses and for PBC	359	374	331	449	400	(11%)	11%
Income (loss) from continuing operations before taxes	(1,122)	(935)	(1,029)	(2,683)	(862)	68%	23%
Income taxes (benefits)	(283)	(362)	(277)	(410)	(474)	(16%)	(67%)
Income (loss) from continuing operations	(839)	(573)	(752)	(2,273)	(388)	83%	54%
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	(1)	(1)	-	-
Noncontrolling interests	16	(21)	3	16	105	NM	NM
Net income (loss)	$(856)	$(552)	$(756)	$(2,290)	$(494)	78%	42%
EOP assets (in billions)	$206	$214	$211	$210	$204	(3%)	(1%)
Average assets (in billions)	207	213	209	202	208	3%	-
Efficiency ratio	152%	133%	147%	(974%)	127%	NM	NM
Average allocated TCE (in billions)(10)	$37.9	$40.7	$40.9	$39.0	$39.8	2%	5%

Revenue by line of business
Mexico Consumer/SBMM	$1,467	$1,536	$1,722	$1,775	$2,054	16%	40%
Asia Consumer(4)(11)	135	155	149	(1,434)	105	NM	(22%)
Legacy Holdings Assets (LHA)	19	-	-	(12)	2	NM	(89%)
Corporate/Other	(158)	25	(400)	(537)	(479)	11%	(203%)
Total	$1,463	$1,716	$1,471	$(208)	$1,682	NM	15%

Mexico Consumer/SBMM—key indicators(in billions of dollars)
EOP loans	$24.1	$26.8	$28.5	$30.0	$30.6	2%	27%
EOP deposits	35.3	38.4	40.6	43.8	43.8	-	24%
Average loans	23.7	25.5	27.2	29.2	30.7	5%	30%
NCLs as a % of average loans (Mexico Consumer only)	5.51%	5.28%	5.46%	5.91%	6.37%	46 bps	86 bps
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.41%	1.58%	1.60%	1.72%	1.71%	(1) bps	30 bps
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.46%	1.52%	1.58%	1.59%	1.64%	5 bps	18 bps

Asia Consumer—key indicators(in billions of dollars)(12)(13)
EOP loans	$4.5	$3.0	$2.7	$2.5	$2.2	(12%)	(51%)
EOP deposits	7.4	1.5	1.3	1.1	0.9	(18%)	(88%)
Average loans	4.7	4.0	2.8	2.6	2.4	(8%)	(49%)

Legacy Holdings Assets—key indicators(in billions of dollars)
EOP loans	$2.2	$2.1	$1.8	$1.8	$1.7	(6%)	(23%)

(1)

Includes Legacy Franchises (see page 12 for details) and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges, and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)

In 4Q25, Citigroup recognized an approximate $1.2 billion loss recorded in revenue (approximately $1.1 billion after-tax) related to the loss on sale of the announced move to held-for-sale of AO Citibank (Russia). The sale closed on February 18, 2026. The loss on sale consists of (($1.556) billion) (($1.506) billion after-tax) in Legacy Franchises and (($32) million) in Corporate/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi’s Form 8-K filed on December 29, 2025.

(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(13)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Net interest income	$1,167	$1,271	$1,338	$1,379	$1,479	7%	27%
Non-interest revenue(4)(5)	454	420	533	(1,050)	682	NM	50%
Total revenues, net of interest expense	1,621	1,691	1,871	329	2,161	NM	33%
Total operating expenses(5)(6)(7)(8)(9)	1,334	1,287	1,320	1,222	1,324	8%	(1%)
Net credit losses on loans	256	256	297	341	371	9%	45%
Credit reserve build (release) for loans	73	70	16	75	13	(83%)	(82%)
Provision (release) for credit losses on unfunded lending commitments	(1)	(6)	(6)	2	(3)	NM	(200%)
Provisions for benefits and claims (PBC), other assets and HTM debt securities	30	51	20	29	28	(3%)	(7%)
Provisions for credit losses and for PBC	358	371	327	447	409	(9%)	14%
Income (loss) from continuing operations before taxes	(71)	33	224	(1,340)	428	NM	NM
Income taxes (benefits)	(25)	(5)	66	147	137	(7%)	NM
Income (loss) from continuing operations	(46)	38	158	(1,487)	291	NM	NM
Noncontrolling interests	14	(22)	3	9	114	NM	NM
Net income (loss)	$(60)	$60	$155	$(1,496)	$177	NM	NM
EOP assets (in billions)	$77	$83	$86	$86	$87	1%	13%
Average assets (in billions)	77	81	85	87	88	1%	14%
Efficiency ratio	82%	76%	71%	371%	61%	NM	NM
Average allocated TCE (in billions)(10)	$5.1	$5.1	$5.1	$5.1	$5.7	12%	12%

Revenue by line of business
Mexico Consumer/SBMM(3)	$1,467	$1,536	$1,722	$1,775	$2,054	16%	40%
Asia Consumer(4)(11)	135	155	149	(1,434)	105	NM	(22%)
Legacy Holdings Assets (LHA)	19	-	-	(12)	2	NM	(89%)
Total	$1,621	$1,691	$1,871	$329	$2,161	NM	33%

Mexico Consumer/SBMM(3)—key indicators(in billions of dollars)
EOP loans	$24.1	$26.8	$28.5	$30.0	$30.6	2%	27%
EOP deposits	35.3	38.4	40.6	43.8	43.8	-	24%
Average loans	23.7	25.5	27.2	29.2	30.7	5%	30%
NCLs as a % of average loans (Mexico Consumer only)	5.51%	5.28%	5.46%	5.91%	6.37%	46 bps	86 bps
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.41%	1.58%	1.60%	1.72%	1.71%	(1) bps	30 bps
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.46%	1.52%	1.58%	1.59%	1.64%	5 bps	18 bps

Asia Consumer—key indicators(in billions of dollars)(12)(13)
EOP loans	$4.5	$3.0	$2.7	$2.5	$2.2	(12%)	(51%)
EOP deposits	7.4	1.5	1.3	1.1	0.9	(18%)	(88%)
Average loans	4.7	4.0	2.8	2.6	2.4	(8%)	(49%)

Legacy Holdings Assets—key indicators(in billions of dollars)
EOP loans	$2.2	$2.1	$1.8	$1.8	$1.7	(6%)	(23%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges, and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi has exited or intends to exit (collectively Asia Consumer); Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)); and Legacy Holdings Assets (North America consumer mortgage loans, Citigroup’s U.K. consumer banking business and other legacy assets).

(4)

In 4Q25, Citigroup recognized an approximate $1.2 billion loss recorded in revenue (approximately $1.1 billion after-tax) related to the loss on sale of the announced move to held-for-sale of AO Citibank (Russia). The sale closed on February 18, 2026. The loss on sale consists of (($1.556) billion) (($1.506) billion after-tax) in Legacy Franchises and (($32) million) in Corporate/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi’s Form 8-K filed on December 29, 2025.

(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(13)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Net interest income	$117	$171	$13	$(235)	$(476)	(103%)	NM
Non-interest revenue	(275)	(146)	(413)	(302)	(3)	99%	99%

Total revenues, net of interest expense	(158)	25	(400)	(537)	(479)	11%	(203%)

Total operating expenses	892	990	849	804	820	2%	(8%)
Provisions for other assets, HTM debt securities and other	1	3	4	2	(9)	NM	NM
Income (loss) from continuing operations before taxes	(1,051)	(968)	(1,253)	(1,343)	(1,290)	4%	(23%)
Income taxes (benefits)	(258)	(357)	(343)	(557)	(611)	(10%)	(137%)
Income (loss) from continuing operations	(793)	(611)	(910)	(786)	(679)	14%	14%
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	(1)	(1)	-	-
Noncontrolling interests	2	1	-	7	(9)	NM	NM
Net income (loss)	$(796)	$(612)	$(911)	$(794)	$(671)	15%	16%

EOP assets (in billions)	$129	$131	$125	$124	$117	(6%)	(9%)
Average allocated TCE (in billions)(2)	32.8	35.6	35.8	33.9	34.1	1%	4%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

ALL OTHER

Divestiture-Related Impacts

(Reconciling Items)(1)

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Net interest income	$-	$-	$-	$-	$-	-	-
Non-interest revenue(2)	-	(177)	2	(1)	13	NM	NM
Total revenues, net of interest expense	-	(177)	2	(1)	13	NM	NM
Total operating expenses(2)(3)(4)(5)(6)	34	37	766	40	31	(23%)	(9%)
Net credit losses on loans	-	5	(3)	(2)	1	NM	NM
Credit reserve build (release) for loans	(11)	-	-	1	-	(100%)	100%
Provision (release) for credit losses on unfunded lending commitments	-	-	-	-	-	-	-
Provisions for benefits and claims (PBC), other assets and HTM debt securities	-	-	-	-	-	-	-
Provisions for credit losses and for PBC	(11)	5	(3)	(1)	1	NM	NM
Income (loss) from continuing operations before taxes	(23)	(219)	(761)	(40)	(19)	53%	17%
Income taxes (benefits)	(8)	(39)	16	70	(7)	NM	13%
Income (loss) from continuing operations	(15)	(180)	(777)	(110)	(12)	89%	20%
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-
Net income (loss)	$(15)	$(180)	$(777)	$(110)	$(12)	89%	20%

(1)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi’s Consolidated Statement of Income on page 2 for each respective line item.

(2)

2Q25 includes (i) an approximate $186 million loss recorded in revenue (approximately $157 million after-tax) related to the announced sale of the Poland consumer banking business; and (ii) approximately $37 million in operating expenses (approximately $26 million after-tax) primarily related to separation costs in Mexico. For additional information, see Citi’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025.

(3)

1Q25 includes approximately $34 million in operating expenses (approximately $23 million after-tax), largely related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025.

(4)

3Q25 includes approximately $766 million in operating expenses (approximately $744 million after-tax), driven by a goodwill impairment charge in Mexico ($726 million ($714 million after-tax)) and separation costs in Mexico. For additional information, see Citi’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025.

(5)

4Q25 includes approximately $40 million in operating expenses (approximately $28 million after-tax), primarily related to separation costs in Mexico. For additional information, see Citi’s Annual Report on Form 10-K for the year ended December 31, 2025.

(6)	1Q26 includes approximately $31 million in operating expenses (approximately $23 million after-tax), primarily related to separation costs in Mexico.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)

Taxable Equivalent Basis

(In millions of dollars, except as otherwise noted)

	Average Volumes			Interest			% Average Rate(4)

	1Q25	4Q25	1Q26(5)	1Q25	4Q25	1Q26(5)	1Q25		4Q25		1Q26(5)
Assets
Deposits with banks	$280,566	$333,848	$344,971	$3,001	$3,190	$3,194	4.34%		3.79%		3.75%
Securities borrowed and purchased under resale agreements(6)	362,140	364,353	394,172	6,291	7,047	6,681	7.05%		7.67%		6.87%
Trading account assets(7)	437,378	523,690	535,116	4,370	5,317	4,897	4.05%		4.03%		3.71%
Investments	459,354	447,982	443,526	4,175	4,192	4,028	3.69%		3.71%		3.68%

Consumer loans	386,690	401,451	403,807	9,758	10,121	9,977	10.23%		10.00%		10.02%
Corporate loans	304,047	335,263	351,398	4,985	5,286	5,269	6.65%		6.26%		6.08%
Total loans (net of unearned income)(8)	690,737	736,714	755,205	14,743	15,407	15,246	8.66%		8.30%		8.19%
Other interest-earning assets	75,982	96,860	123,549	1,112	1,521	1,496	5.94%		6.23%		4.91%
Total average interest-earning assets	$2,306,157	$2,503,447	$2,596,539	$33,692	$36,674	$35,542	5.92%		5.81%		5.55%

Liabilities
Deposits	$1,103,768	$1,218,253	$1,236,277	$8,438	$8,680	$8,253	3.10%		2.83%		2.71%
Securities loaned and sold under repurchase agreements(6)	372,193	384,902	412,607	6,256	7,101	6,598	6.82%		7.32%		6.49%
Trading account liabilities(7)	91,169	103,820	118,413	757	753	769	3.37%		2.88%		2.63%
Short-term borrowings and other interest-bearing liabilities	130,654	154,999	185,229	1,726	1,907	1,832	5.36%		4.88%		4.01%
Long-term debt(9)	175,021	186,846	184,573	2,477	2,543	2,320	5.74%		5.40%		5.10%
Total average interest-bearing liabilities	$1,872,805	$2,048,820	$2,137,099	$19,654	$20,984	$19,772	4.26%		4.06%		3.75%

Net interest income as a % of average interest-earning assets (NIM)(9)				$14,038	$15,690	$15,770	2.47%		2.49%		2.46%

1Q26 increase (decrease) from:							(1)	bps	(3)	bps

(1)

Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $26 million for 1Q25, $25 million for 4Q25 and $29 million for 1Q26.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	March 31, 2026 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period’s presentation.

END-OF-PERIOD LOANS(1)(2)

(In billions of dollars)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Corporate loans by region
North America	$138.7	$146.5	$150.1	$155.2	$163.6	5%	18%
International	177.0	183.1	185.2	188.5	195.6	4%	11%
Total corporate loans	$315.7	$329.6	$335.3	$343.7	$359.2	5%	14%

Corporate loans by segment and reporting unit
Services	$98.0	$96.4	$99.4	$99.5	$101.5	2%	4%
Markets	129.8	144.3	149.7	159.4	165.2	4%	27%
Banking	81.4	81.9	78.8	77.2	84.6	10%	4%
All Other—Legacy Franchises—Mexico SBMM and AFG(3)	6.5	7.0	7.4	7.6	7.9	4%	22%
Total corporate loans	$315.7	$329.6	$335.3	$343.7	$359.2	5%	14%

Wealth by region
North America	$144.9	$147.3	$148.2	$150.2	$150.4	-	4%
International	50.6	52.7	53.5	54.1	54.6	1%	8%
Total	$195.5	$200.0	$201.7	$204.3	$205.0	-	5%

USCC
GPCC	$132.9	$136.8	$137.7	$143.2	$138.7	(3%)	4%
PLCC	29.9	30.4	29.8	30.5	28.3	(7%)	(5%)
Installment Lending	3.7	3.7	3.8	3.8	3.8	-	3%
Total	$166.5	$170.9	$171.3	$177.5	$170.8	(4%)	3%

All Other—Consumer
Mexico Consumer	$17.9	$20.0	$21.2	$22.5	$22.8	1%	27%
Asia Consumer(4)	4.5	3.0	2.7	2.5	2.2	(12%)	(51%)
Legacy Holdings Assets (LHA)	1.9	1.9	1.7	1.7	1.6	(6%)	(16%)
Total	$24.3	$24.9	$25.6	$26.7	$26.6	-	9%

Total consumer loans	$386.3	$395.8	$398.6	$408.5	$402.4	(2%)	4%

Total loans—EOP	$702.1	$725.3	$733.9	$752.2	$761.6	1%	8%

Total loans—average	$690.7	$712.2	$725.0	$736.7	$755.2	3%	9%

NCLs as a % of total average loans	1.44%	1.26%	1.21%	1.18%	1.19%	1 bps	(25) bps

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(2)	Consumer loans include loans managed by USCC, Wealth, and All Other—Legacy Franchises (other than Mexico SBMM, and the AFG).
(3)

Includes Legacy Franchises corporate loans activity related to Mexico SBMM and AFG (AFG was previously reported in Markets; all periods have been reclassified to reflect this move into Legacy Franchises), as well as other LHA corporate loans.

(4)	Asia Consumer also includes loans in Poland (through 1Q25) and Russia.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

END-OF-PERIOD DEPOSITS

(In billions of dollars)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Services, Markets, and Banking by region (institutional)
North America	$406.3	$414.4	$428.3	$452.9	$478.5	6%	18%
International	444.4	477.2	483.1	481.3	499.3	4%	12%
Total	$850.7	$891.6	$911.4	$934.2	$977.8	5%	15%

Treasury and Trade Solutions	$692.1	$726.4	$740.0	$779.4	$804.5	3%	16%
Securities Services	140.9	148.1	151.3	138.4	155.2	12%	10%
Services	$833.0	$874.5	$891.3	$917.8	$959.7	5%	15%
Markets	17.2	16.7	19.3	16.0	17.7	11%	3%
Banking	0.5	0.4	0.8	0.4	0.4	-	(20%)
Total	$850.7	$891.6	$911.4	$934.2	$977.8	5%	15%

Wealth
North America	$278.7	$277.3	$278.5	$285.6	$285.8	-	3%
International	122.4	123.1	129.2	126.9	132.1	4%	8%
Total	$401.1	$400.4	$407.7	$412.5	$417.9	1%	4%

All Other
Legacy Franchises
Mexico Consumer	$25.6	$28.5	$29.7	$33.3	$32.6	(2%)	27%
Mexico SBMM—corporate	9.7	9.9	10.9	10.5	11.2	7%	15%
Asia Consumer(1)	7.4	1.5	1.3	1.1	0.9	(18%)	(88%)
Legacy Holdings Assets (LHA)(2)	0.1	0.1	0.1	0.1	0.1	-	-
Corporate/Other	21.8	25.7	22.8	11.9	5.7	(52%)	(74%)
Total	$64.6	$65.7	$64.8	$56.9	$50.5	(11%)	(22%)

Total deposits—EOP	$1,316.4	$1,357.7	$1,383.9	$1,403.6	$1,446.2	3%	10%

Total deposits—average	$1,305.0	$1,342.8	$1,382.2	$1,422.3	$1,446.4	2%	11%

(1)	Asia Consumer also includes deposits in Poland (through 1Q25) and Russia.
(2)	LHA includes deposits from the U.K. consumer banking business.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

												ACLL/EOP
	Balance	Builds (Releases)					FY 2025	Balance	Builds (Releases)	YTD 2026	Balance	Loans
	12/31/24	1Q25	2Q25	3Q25	4Q25	FY 2025	FX/Other	12/31/25	1Q26	FX/Other(1)	3/31/26	3/31/26

Allowance for credit losses on loans (ACLL)
Services	$264	$24	$53	$(4)	$(18)	$55	$8	$327	$97	$1	$425
Markets	1,030	48	53	(44)	(73)	(16)	13	1,027	23	(6)	1,044
Banking	1,167	78	137	38	136	389	22	1,578	175	(11)	1,742
Legacy Franchises corporate(Mexico SBMM and AFG(2))	95	4	16	(12)	6	14	12	121	4	3	128

Total corporate ACLL	$2,556	$154	$259	$(22)	$51	$442	$55	$3,053	$299	$(13)	$3,339	0.95%
U.S. Cards	$13,560	$(169)	$(12)	$44	$(102)	$(239)	$3	$13,324	$78	$(2)	$13,400	8.02%
Installment lending	425	(5)	7	11	(15)	(2)	(1)	422	(2)	-	420
Total USCC	$13,985	$(174)	$(5)	$55	$(117)	$(241)	$2	$13,746	$76	$(2)	$13,820
Wealth	673	64	(65)	(16)	6	(11)	7	669	13	(1)	681
All Other—consumer	1,360	58	54	28	70	210	209	1,779	9	8	1,796
Total consumer ACLL	$16,018	$(52)	$(16)	$67	$(41)	$(42)	$218	$16,194	$98	$5	$16,297	4.05%

Total ACLL	$18,574	$102	$243	$45	$10	$400	$273	$19,247	$397	$(8)	$19,636	2.61%
Allowance for credit losses on unfunded lending commitments (ACLUC)(3)	$1,601	$108	$(19)	$100	$13	$202	$30	$1,833	$184	$(4)	$2,013
Total ACLL and ACLUC	20,175	210	224	145	23	602	303	21,080	581	(12)	21,649
Other(4)(5)	2,002	34	388	74	(17)	479	(2,188)	293	3	6	302
Total ACL	$22,177	$244	$612	$219	$6	$1,081	$(1,885)	$21,373	$584	$(6)	$21,951

(1)	Primarily includes FX translation on the EOP ACL balances.
(2)	See footnote 3 on page 16.
(3)	1Q26 includes a reserve build related to the forward purchase commitment of the Barclays American Airlines co-branded card portfolio.
(4)	Includes ACL activity on HTM securities and Other assets.
(5)

The decrease in the Other ACL at December 31, 2025 represents the held-for-sale accounting treatment for AO Citibank (Russia), wherein the assets and liabilities of AO Citibank were reclassified to Other assets and Other liabilities.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND

UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$18,574	$18,726	$19,123	$19,206	$19,247	-	4%
Gross credit (losses) on loans	(2,926)	(2,723)	(2,726)	(2,724)	(2,820)	(4%)	4%
Gross recoveries on loans	467	489	512	534	612	15%	31%
Net credit (losses) / recoveries on loans (NCLs)	(2,459)	(2,234)	(2,214)	(2,190)	(2,208)	1%	(10%)
Replenishment of NCLs	2,459	2,234	2,214	2,190	2,208	1%	(10%)
Net reserve builds / (releases) for loans	102	243	45	10	397	NM	289%
Provision for credit losses on loans (PCLL)	2,561	2,477	2,259	2,200	2,605	18%	2%
Other, net(1)(2)(3)(4)(5)(6)	50	154	38	31	(8)	NM	NM
ACLL at end of period (a)	$18,726	$19,123	$19,206	$19,247	$19,636	2%	5%

Allowance for credit losses on unfunded lending commitments (ACLUC)(7)(8)(a)	$1,720	$1,721	$1,820	$1,833	$2,013	10%	17%

Provision (release) for credit losses on unfunded lending commitments(8)	$108	$(19)	$100	$13	$184	NM	70%

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$20,446	$20,844	$21,026	$21,080	$21,649	3%	6%

Total ACLL as a % of total loans(9)	2.70%	2.67%	2.65%	2.58%	2.61%	3 bps	(9) bps
Total NCLs (annualized) as a % of average loans	1.44%	1.26%	1.21%	1.18%	1.19%	1 bps	(25) bps

Consumer
ACLL at beginning of period	$16,018	$16,001	$16,100	$16,205	$16,194	-	1%

NCLs	(2,277)	(2,185)	(2,122)	(2,148)	(2,200)	2%	(3%)
Replenishment of NCLs	2,277	2,185	2,122	2,148	2,200	2%	(3%)
Net reserve builds / (releases) for loans	(52)	(16)	67	(41)	98	NM	NM
Provision for credit losses on loans (PCLL)	2,225	2,169	2,189	2,107	2,298	9%	3%
Other, net(1)(2)(3)(4)(5)(6)	35	115	38	30	5	(83%)	(86%)
ACLL at end of period (b)	$16,001	$16,100	$16,205	$16,194	$16,297	1%	2%

Consumer ACLUC(7)(8)(b)	$31	$24	$20	$24	$297	NM	NM

Provision (release) for credit losses on unfunded lending commitments(8)	$(3)	$(1)	$(4)	$3	$274	NM	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$16,032	$16,124	$16,225	$16,218	$16,594	2%	4%

Consumer ACLL as a % of total consumer loans	4.14%	4.07%	4.07%	3.96%	4.05%	9 bps	(9) bps
Consumer NCLs (annualized) as a % of average loans	2.39%	2.25%	2.12%	2.12%	2.21%	9 bps	(18) bps

Corporate
ACLL at beginning of period	$2,556	$2,725	$3,023	$3,001	$3,053	2%	19%

NCLs	(182)	(49)	(92)	(42)	(8)	(81%)	(96%)
Replenishment of NCLs	182	49	92	42	8	(81%)	(96%)
Net reserve builds / (releases) for loans	154	259	(22)	51	299	486%	94%
Provision for credit losses on loans (PCLL)	336	308	70	93	307	230%	(9%)
Other, net(1)	15	39	-	1	(13)	NM	NM

ACLL at end of period (c)	$2,725	$3,023	$3,001	$3,053	$3,339	9%	23%

Corporate ACLUC(7)(c)	$1,689	$1,697	$1,800	$1,809	$1,716	(5%)	2%

Provision (release) for credit losses on unfunded lending commitments	$111	$(18)	$104	$10	$(90)	NM	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,414	$4,720	$4,801	$4,862	$5,055	4%	15%

Corporate ACLL as a % of total corporate loans(10)	0.89%	0.94%	0.92%	0.91%	0.95%	4 bps	6 bps
Corporate NCLs (annualized) as a % of average loans	0.24%	0.06%	0.11%	0.05%	0.01%	(4) bps	(23) bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND

UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(2)	1Q25 primarily relates to FX translation.
(3)

2Q25 includes an approximate $25 million reclass related to Citi’s agreement to sell its Poland consumer banking business. That ACLL was transferred to Other assets beginning June 30, 2025. 2Q25 also includes FX translation.

(4)	3Q25 primarily relates to FX translation.
(5)	4Q25 primarily relates to FX translation.
(6)	1Q26 primarily relates to FX translation.
(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)	1Q26 includes a reserve build related to the forward purchase commitment of the Barclays American Airlines co-branded card portfolio.
(9)

Excludes loans that are carried at fair value of $8.2 billion, $9.3 billion, $7.9 billion, $6.9 billion, and $8.5 billion at March 31, 2025, June 30, 2025, September 30, 2025, December 31, 2025, and March 31, 2026, respectively.

(10)

Excludes loans that are carried at fair value of $7.9 billion, $9.2 billion, $7.9 billion, $6.8 billion, and $8.5 billion at March 31, 2025, June 30, 2025, September 30, 2025, December 31, 2025, and March 31, 2026, respectively.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Corporate non-accrual loans by region(1)
North America	$822	$953	$1,280	$1,145	$955	(17%)	16%
International	554	769	791	856	1,002	17%	81%
Total	$1,376	$1,722	$2,071	$2,001	$1,957	(2%)	42%

Corporate non-accrual loans(1)
Banking	$510	$502	$820	$919	$971	6%	90%
Services	110	134	187	337	393	17%	257%
Markets	631	932	926	622	472	(24%)	(25%)
Mexico SBMM and AFG	125	154	138	123	121	(2%)	(3%)
Total	$1,376	$1,722	$2,071	$2,001	$1,957	(2%)	42%

Consumer non-accrual loans(1)
Wealth	$702	$945	$886	$847	$660	(22%)	(6%)
USCC	18	21	22	22	21	(5%)	17%
Mexico Consumer	416	485	526	585	577	(1%)	39%
Asia Consumer(2)	20	16	16	15	12	(20%)	(40%)
Legacy Holdings Assets—Consumer	172	165	157	149	144	(3%)	(16%)
Total	$1,328	$1,632	$1,607	$1,618	$1,414	(13%)	6%

Total non-accrual loans (NAL)	$2,704	$3,354	$3,678	$3,619	$3,371	(7%)	25%

Other real estate owned (OREO)(3)	$21	$26	$29	$22	$34	55%	62%

NAL as a percentage of total loans	0.39%	0.46%	0.50%	0.48%	0.44%	(4) bps	5 bps

ACLL as a percentage of NAL	693%	570%	522%	532%	582%

(1)

Corporate loans are placed on non-accrual status based on a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)	Asia Consumer also includes Non-accrual assets in Poland (through 1Q25) and Russia.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

COMMON EQUITY TIER 1 (CET1) CAPITAL AND

SUPPLEMENTARY LEVERAGE RATIOS

(In millions of dollars or shares, except ratios)

	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	March 31,
CET1 Capital and Ratio and Components(1)	2025	2025	2025	2025	2026(2)
Citigroup common stockholders’ equity(3)	$194,125	$196,931	$194,038	$192,304	$191,478
Add: qualifying noncontrolling interests	192	200	217	226	226
Regulatory capital adjustments and deductions:
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(213)	(141)	(116)	10	(249)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(32)	(408)	(1,443)	(1,919)	(353)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(4)	18,122	18,524	17,876	18,482	18,373
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,291	3,236	3,169	3,135	3,150
Defined benefit pension plan net assets and other	1,532	1,610	1,725	1,822	1,730
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(5)	11,517	11,163	10,807	10,784	10,470
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(5)(6)	4,261	4,204	3,757	3,117	3,879
CET1 Capital	$155,839	$158,943	$158,480	$157,099	$154,704
Risk-Weighted Assets (RWA)	$1,162,306	$1,178,756	$1,194,274	$1,192,174	$1,216,767
CET1 Capital ratio (CET1/RWA)	13.41%	13.48%	13.27%	13.18%	12.7%

Supplementary Leverage Ratio and Components
CET1	$155,839	$158,943	$158,480	$157,099	$154,704
Additional Tier 1 Capital (AT1)(7)	19,675	17,676	20,313	22,576	22,092
Total Tier 1 Capital (T1C) (CET1 + AT1)	$175,514	$176,619	$178,793	$179,675	$176,796
Total Leverage Exposure (TLE)	$3,033,450	$3,195,323	$3,236,413	$3,276,212	$3,372,448
Supplementary Leverage ratio (T1C/TLE)	5.79%	5.53%	5.52%	5.48%	5.2%

(1)	See footnote 2 on page 1.
(2)	March 31, 2026 is preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(5)

Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit, and general business credit tax carry-forwards and DTAs arising from temporary differences (future deductions) that are deducted from CET1 Capital exceeding the 10% limitation.

(6)

Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences, and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.

TANGIBLE COMMON EQUITY (TCE), COMMON EQUITY, BOOK VALUE

PER SHARE, TANGIBLE BOOK VALUE PER SHARE (TBVPS),

RETURNS ON COMMON EQUITY (RoCE) AND

TANGIBLE COMMON EQUITY (RoTCE)

(In millions of dollars or shares, except per share amounts and ratios)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share
Common stockholders’ equity	$194,058	$196,872	$193,973	$192,241	$191,409	-	(1%)
Less:
Goodwill	19,422	19,878	19,126	19,098	18,997
Identifiable intangible assets (other than MSRs)	3,679	3,639	3,582	3,525	3,539
Goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	16	16	-	-	-
Tangible common equity (TCE)(1)	$170,941	$173,339	$171,265	$169,618	$168,873	-	(1%)
Common shares outstanding (CSO)	1,867.7	1,840.9	1,789.3	1,747.5	1,705.6	(2%)	(9%)
Book value per share (common equity/CSO)	$103.90	$106.94	$108.41	$110.01	$112.22	2%	8%
Tangible book value per share (TCE/CSO)(1)	$91.52	$94.16	$95.72	$97.06	$99.01	2%	8%

Return on Common Equity (RoCE) and Return on Tangible Common Equity (RoTCE)

Net income (loss)	$4,064	$4,019	$3,752	$2,471	$5,785
Preferred dividends	269	287	274	284	305
Net income (loss) available to common shareholders	3,795	3,732	3,478	2,187	5,480
Average common stockholders’ equity	191,794	195,622	195,471	193,205	192,606	-	-
Less:
Average goodwill and intangibles	22,474	23,482	23,169	22,763	23,360
Average TCE	$169,320	$172,140	$172,302	$170,442	$169,246	(1%)	-

RoCE	8.0%	7.7%	7.1%	4.5%	11.5%	700 bps	350 bps
RoTCE	9.1%	8.7%	8.0%	5.1%	13.1%	800 bps	400 bps

Average TCE(in billions of dollars)(1)(2)
Services	$33.0	$33.0	$33.0	$33.0	$33.5	2%	2%
Markets	53.5	53.5	53.5	53.5	56.4	5%	5%
Banking	9.2	9.2	9.2	9.2	7.8	(15%)	(15%)
Wealth	15.4	15.4	15.4	15.4	16.2	5%	5%
USCC	20.3	20.3	20.3	20.3	15.5	(24%)	(24%)
All Other	37.9	40.7	40.9	39.0	39.8	2%	5%
Total Citi average TCE	$169.3	$172.1	$172.3	$170.4	$169.2	(1%)	-
Add:
Average goodwill	$18.8	$19.8	$19.6	$19.2	$19.9
Average intangible assets (other than MSRs)	3.7	3.7	3.6	3.6	3.5

Total Citi average common stockholders’ equity(in billions of dollars)	$191.8	$195.6	$195.5	$193.2	$192.6	-	-

Income (loss) available to common shareholders(in billions of dollars)(3)
Services	$1.8	$1.7	$2.1	$2.5	$2.2	(12%)	22%
Markets	1.8	1.8	1.7	0.8	2.6	225%	44%
Banking	0.2	0.1	0.3	0.4	0.3	(25%)	50%
Wealth	0.2	0.4	0.3	0.3	0.4	33%	100%
USCC	0.8	0.8	0.9	0.9	0.7	(22%)	(13%)
All Other—managed basis(3)	(1.0)	(0.9)	(1.0)	(2.6)	(0.7)	73%	30%
Reconciling Items—divestiture-related impacts(4)	-	(0.2)	(0.8)	(0.1)	-	100%	-

Total Citi income (loss) available to common shareholders(3)	$3.8	$3.7	$3.5	$2.2	$5.5	150%	45%

RoTCE(1)
Services	22.5%	20.8%	25.0%	30.0%	27.0%	(300) bps	450 bps
Markets	14.0%	13.5%	12.6%	6.2%	18.7%	1,250 bps	470 bps
Banking	9.8%	4.1%	11.6%	15.3%	15.8%	50 bps	600 bps
Wealth	5.0%	10.0%	7.8%	7.7%	10.8%	310 bps	580 bps
USCC	16.7%	15.0%	18.2%	17.3%	19.2%	190 bps	250 bps
All Other—managed basis(3)	(12.0%)	(8.3%)	(10.0%)	(26.2%)	(8.1%)	NM	NM
Reconciling Items—divestiture-related impacts(4)	N/A	N/A	N/A	N/A	N/A

Total Citi RoTCE	9.1%	8.7%	8.0%	5.1%	13.1%	800 bps	400 bps

(1)	TCE, TBVPS, and RoTCE are non-GAAP financial measures. RoTCE represents annualized net income available to common shareholders as a percentage of average TCE.
(2)

Tangible Common Equity is allocated to each segment based on Citi’s allocation methodology, which incorporates Basel III standardized risk-weighted assets, the global systemically important banks (GSIB) surcharge, and a simulation of TCE in severe stress environments, as well as a leverage component. The allocation methodology, including underlying assumptions and judgments used to allocate TCE, is periodically reassessed and as a result, the TCE allocated to the segments may change.

(3)	Represents Net income (loss), less Preferred Stock dividends. See table above for dividend amounts.
(4)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. For a reconciliation of these results, see page 14.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

FX Impact

(In millions of dollars)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Foreign currency (FX) translation impact

Total Citigroup

Total revenues—as reported	$21,596	$21,668	$22,090	$19,871	$24,633	24%	14%
Impact of FX translation(1)	512	219	222	159	-
Total revenues—Ex-FX(1)	$22,108	$21,887	$22,312	$20,030	$24,633	23%	11%

Total operating expenses—as reported	$13,425	$13,577	$14,290	$13,840	$14,311	3%	7%
Impact of FX translation(1)	433	136	161	123	-
Total operating expenses—Ex-FX(1)	$13,858	$13,713	$14,451	$13,963	$14,311	2%	3%

Total provisions for credit losses and PBC—as reported	$2,723	$2,872	$2,450	$2,220	$2,805	26%	3%
Impact of FX translation(1)	87	37	21	20	-
Total provisions for credit losses and PBC—Ex-FX(1)	$2,810	$2,909	$2,471	$2,240	$2,805	25%	-

Total EBIT—as reported	$5,448	$5,219	$5,350	$3,811	$7,517	97%	38%
Impact of FX translation(1)	(8)	46	40	16	-
Total EBIT—Ex-FX(1)	$5,440	$5,265	$5,390	$3,827	$7,517	96%	38%

Total EOP Loans—as reported	$702	$725	$734	$752	$762	1%	9%
Impact of FX translation(1)	8	(1)	(2)	(2)	-
Total EOP Loans—Ex-FX(1)	$710	$724	$732	$750	$762	2%	7%

Total EOP Deposits—as reported	$1,316	$1,358	$1,384	$1,404	$1,446	3%	10%
Impact of FX translation(1)	17	(5)	(4)	(5)	-
Total EOP Deposits—Ex-FX(1)	$1,333	$1,353	$1,380	$1,399	$1,446	3%	8%

Total Average Loans—as reported	$691	$712	$725	$737	$755	2%	9%
Impact of FX translation(1)	13	6	2	2	-
Total Average Loans—Ex-FX(1)	$704	$718	$727	$739	$755	2%	7%

Total Average Deposits—as reported	$1,305	$1,343	$1,382	$1,422	$1,446	2%	11%
Impact of FX translation(1)	30	12	5	6	-
Total Average Deposits—Ex-FX(1)	$1,335	$1,355	$1,387	$1,428	$1,446	1%	8%

Legacy Franchises—Mexico Consumer/SBMM

All Other—Legacy Franchises (LF) Mexico Consumer/SBMM revenues—as reported	$1,467	$1,536	$1,722	$1,775	$2,054	16%	40%
Impact of FX translation(1)	220	127	92	67	-
All Other—LF Mexico Consumer/SBMM revenues—Ex-FX(1)	$1,687	$1,663	$1,814	$1,842	$2,054	12%	22%

All Other—LF Mexico Consumer/SBMM expenses—as reported	$1,060	$984	$1,772	$962	$1,181	23%	11%
Impact of FX translation(1)	179	95	107	40	-
All Other—LF Mexico Consumer/SBMM expenses—Ex-FX(1)	$1,239	$1,079	$1,879	$1,002	$1,181	18%	(5%)

(1)

Reflects the impact of foreign currency (FX) translation into U.S. dollars applying the first quarter of 2026 average exchange rates for all quarterly periods, with the exception of EOP loans and deposits, which were calculated based on exchange rates as of March 31, 2026. Citi’s results excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

Reconciliation of Adjusted Results (Page 1)

(In millions of dollars, except per share amounts and as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Total Citigroup revenues, net interest income (NII) and non-interest revenues (NIR)

Total Citigroup revenues—as reported	$21,596	$21,668	$22,090	$19,871	$24,633	24%	14%
Less:
Total divestiture-related Impacts on revenues(1)	-	(177)	2	(1)	13
Total Citigroup revenues, excluding divestitures impacts(*)	$21,596	$21,845	$22,088	$19,872	$24,620	24%	14%

Total Citigroup revenues—as reported	$21,596	$21,668	$22,090	$19,871	$24,633	24%	14%
Less:
Notable item—Russia HFS accounting treatment loss impact on revenues(2)	-	-	-	(1,173)	-
Total Citigroup revenues, excluding notable item(s) impact(*)	$21,596	$21,668	$22,090	$21,044	$24,633	17%	14%

Total Citigroup net interest income (NII)—as reported	$14,012	$15,175	$14,940	$15,665	$15,741	-	12%
Markets NII(3)	1,924	2,824	2,178	2,761	2,797
Citigroup NII ex-Markets(*)	$12,088	$12,351	$12,762	$12,904	$12,944	-	7%

Total Citigroup non-interest revenue (NIR)—as reported	$7,584	$6,493	$7,150	$4,206	$8,892	111%	17%
Markets NIR(3)	4,151	3,156	3,567	1,848	4,449
Citigroup NIR ex-Markets(*)	$3,433	$3,337	$3,583	$2,358	$4,443	88%	29%
Less:
Notable item—Russia HFS accounting treatment loss impact on revenues(4)	-	-	-	(1,192)	-
Citigroup NIR ex-Markets, excluding notable item(s) impact(*)	$3,433	$3,337	$3,583	$3,550	$4,443	25%	29%

Total Citigroup operating expenses

Total Citigroup operating expenses—as reported	$13,425	$13,577	$14,290	$13,840	$14,311	3%	7%
Less:
Notable item—Mexico goodwill impairment charge impact on operating expenses(5)	-	-	726	-	-
Total Citigroup operating expenses, excluding notable item(s)(*)	$13,425	$13,577	$13,564	$13,840	$14,311	3%	7%

Total Citigroup revenues—as reported	21,596	21,668	22,090	19,871	24,633	24%	14%
Total Citigroup operating expenses—as reported	$13,425	$13,577	$14,290	$13,840	$14,311	3%	7%
Total Citigroup efficiency ratio—as reported	62.2%	62.7%	64.7%	69.6%	58.1%	(1,150) bps	(410) bps
Less:
Notable item(s) impact(s) on revenues(2)	-	-	-	(1,173)	-
Total Citigroup revenues, excluding notable item(s)(*)	$21,596	$21,668	$22,090	$21,044	$24,633	17%	14%
Less:
Notable item(s) impact(s) on operating expenses(5)	-	-	726	-	-
Total Citigroup operating expenses, excluding notable item(s)(*)	$13,425	$13,577	$13,564	$13,840	$14,311	3%	7%
Total Citigroup efficiency ratio, excluding notable item(s)(*)	62.2%	62.7%	61.4%	65.8%	58.1%	(770) bps	(410) bps

*	Represents a non-GAAP financial measure.
(1)	See footnote 2 on page 14 for details.
(2)	See footnote 4 on page 12 for details.
(3)	See page 6 for details.
(4)	See footnote 4 on page 12 for details. The amount on this line adds the $19 million impact for Markets because it is already deducted in the Citigroup ex-Markets NIR number above.
(5)	See footnote 4 on page 14 for details.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

Reconciliation of Adjusted Results (Page 2)

(In millions of dollars, except per share amounts and as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Total Citigroup operating expenses

Total Citigroup other operating expenses(1)—as reported	$2,483	$2,472	$3,386	$3,168	$2,369	(25%)	(5%)
Less:
Notable item—Mexico goodwill impairment charge impact on other operating expenses(2)	-	-	726	-	-
Total Citigroup other operating expenses, excluding notable item(s)(*)	$2,483	$2,472	$2,660	$3,168	$2,369	(25%)	(5%)

Notable items adjustments

Total Citigroup net income—as reported	$4,064	$4,019	$3,752	$2,471	$5,785	134%	42%
Less notable items:
Russia HFS accounting treatment loss impact on net income(3)	-	-	-	(1,123)	-
Mexico goodwill impairment charge impact on net income(2)	-	-	(714)	-	-
Total Citigroup net income, excluding notable Item(s)(*)	$4,064	$4,019	$4,466	$3,594	$5,785	61%	42%

Total Citigroup diluted EPS—as reported	$1.96	$1.96	$1.86	$1.19	$3.06	157%	56%
Less:
Notable item(s)(2)(3)	-	-	(0.38)	(0.62)	-
Total Citigroup diluted EPS, excluding notable item(s)(*)	$1.96	$1.96	$2.24	$1.81	$3.06	69%	56%

Total Citigroup diluted EPS—as reported	$1.96	$1.96	$1.86	$1.19	$3.06	157%	56%
Less:
Notable item—Russia HFS accounting treatment loss impact on net income(3)	-	-	-	(0.62)	-
Total Citigroup diluted EPS, excluding notable item(*)	$1.96	$1.96	$1.86	$1.81	$3.06	69%	56%

Total Citigroup RoCE—as reported	8.0%	7.7%	7.1%	4.5%	11.5%	700 bps	350 bps
Less:
Notable item(s)(2)(3)	0 bps	0 bps	(140) bps	(230) bps	0 bps
Total Citigroup RoCE, excluding notable items(*)	8.0%	7.7%	8.5%	6.8%	11.5%	470 bps	350 bps

Total Citigroup RoTCE—as reported	9.1%	8.7%	8.0%	5.1%	13.1%	800 bps	400 bps
Less:
Notable item(s)(2)(3)	0 bps	0 bps	(170) bps	(260) bps	0 bps
Total Citigroup RoTCE, excluding notable items(*)	9.1%	8.7%	9.7%	7.7%	13.1%	540 bps	400 bps

All Other (managed basis)(4)(*)

All Other revenues—managed basis(*)	$1,463	$1,716	$1,471	$(208)	$1,682	NM	15%
Add:
Total divestiture-related impacts on revenues(5)	-	(177)	2	(1)	13
All Other revenues—U.S. GAAP	$1,463	$1,539	$1,473	$(209)	$1,695	NM	16%

All Other operating expenses—managed basis(*)	$2,226	$2,277	$2,169	$2,026	$2,144	6%	(4%)
Add:
Total divestiture-related impacts on operating expenses(6)	34	37	766	40	31
All Other operating expenses—U.S. GAAP	$2,260	$2,314	$2,935	$2,066	$2,175	5%	(4%)

All Other provisions for credit losses—managed basis(*)	$359	$374	$331	$449	$400	(11%)	11%
Add:
Total divestiture-related impacts on provisions for credit losses	(11)	5	(3)	(1)	1
All Other provisions for credit losses—U.S. GAAP	$348	$379	$328	$448	$401	(10%)	15%

All Other EBIT—managed basis(*)	$(1,122)	$(935)	$(1,029)	$(2,683)	$(862)	68%	23%
Add:
Total divestiture-related impacts on revenues(5)	-	(177)	2	(1)	13
Total divestiture-related impacts on operating expenses(6)	(34)	(37)	(766)	(40)	(31)
Total divestiture-related impacts on provisions for credit losses	11	(5)	3	1	(1)
All Other EBIT—U.S. GAAP	$(1,145)	$(1,154)	$(1,790)	$(2,723)	$(881)	68%	23%

*	Represents a non-GAAP financial measure.
(1)	Other operating expenses include the following expense line items: Premises and equipment, Professional services, Advertising and marketing, and Other operating expenses.
(2)	See footnote 4 on page 14 for details.
(3)	See footnote 4 on page 12 for details.
(4)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(5)	See footnote 2 on page 14 for details.
(6)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

Reconciliation of Adjusted Results (Page 3)

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25
All Other (managed basis)(1)(*)

All Other net income (loss)—managed basis	$(856)	$(552)	$(756)	$(2,290)	$(494)	78%	42%
Add:
Total divestiture-related impacts on revenue(2)	-	(177)	2	(1)	13
Total divestiture-related impacts on operating expenses(3)	(34)	(37)	(766)	(40)	(31)
Total divestiture-related impacts on provisions for credit losses	11	(5)	3	1	(1)
Total divestiture-related impacts on income taxes	8	39	(16)	(70)	7
All Other net income (loss)—U.S. GAAP	$(871)	$(732)	$(1,533)	$(2,400)	$(506)	79%	42%

Legacy Franchises (LF) (managed basis)(1)(*)

Legacy Franchises revenues (managed basis)—as reported	$1,621	$1,691	$1,871	$329	$2,161	NM	33%
Less:
Notable item—portion of Russia HFS accounting treatment loss impact on LF revenues(4)	-	-	-	(1,556)	-
LF revenues, excluding notable item(s) impact(*)	$1,621	$1,691	$1,871	$1,885	$2,161	15%	33%

LF revenues—managed basis(*)	$1,621	$1,691	$1,871	$329	$2,161	NM	33%
Add:
Total divestiture-related impacts on revenues(2)	-	(177)	2	(1)	13
LF revenues—U.S. GAAP	$1,621	$1,514	$1,873	$328	$2,174	NM	34%

LF operating expenses—managed basis(*)	$1,334	$1,287	$1,320	$1,222	$1,324	8%	(1%)
Add:
Total divestiture-related impacts on operating expenses(3)	34	37	766	40	31
LF operating expenses—U.S. GAAP	$1,368	$1,324	$2,086	$1,262	$1,355	7%	(1%)

LF provisions for credit losses—managed basis(*)	$358	$371	$327	$447	$409	(9%)	14%
Add:
Total divestiture-related impacts on provisions for credit losses	(11)	5	(3)	(1)	1
LF provisions for credit losses—U.S. GAAP	$347	$376	$324	$446	$410	(8%)	18%

LF EBIT—managed basis(*)	$(71)	$33	$224	$(1,340)	$428	NM	NM
Add:
Total divestiture-related impacts on revenue(2)	-	(177)	2	(1)	13
Total divestiture-related impacts on operating expenses(3)	(34)	(37)	(766)	(40)	(31)
Total divestiture-related impacts on provisions for credit losses	11	(5)	3	1	(1)
LF EBIT—U.S. GAAP	$(94)	$(186)	$(537)	$(1,380)	$409	NM	NM

LF net income (loss)—managed basis(*)	$(60)	$60	$155	$(1,496)	$177	NM	NM
Add:
Total divestiture-related impacts on revenue(2)	-	(177)	2	(1)	13
Total divestiture-related impacts on operating expenses(3)	(34)	(37)	(766)	(40)	(31)
Total divestiture-related impacts on provisions for credit losses	11	(5)	3	1	(1)
Total divestiture-related impacts on income taxes	8	39	(16)	(70)	7
LF net income (loss)—U.S. GAAP	$(75)	$(120)	$(622)	$(1,606)	$165	NM	NM

*	Represents a non-GAAP financial measure.
(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(2)	See footnote 2 on page 14 for details.
(3)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.
(4)	See footnote 4 on page 12 for details.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

Reconciliation of Adjusted Results (Page 4)

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Services

Services revenues—as reported	$5,204	$5,430	$5,730	$6,272	$6,103	(3%)	17%
Less:
Notable item—portion of Russia HFS accounting treatment impact on services revenues(1)	-	-	-	356	-
Services revenues, excluding notable item(s) impact(*)	$5,204	$5,430	$5,730	$5,916	$6,103	3%	17%

Services non-interest revenue (NIR)—as reported	$1,706	$1,800	$1,907	$2,222	$1,960	(12%)	15%
Less:
Notable item—portion of Russia HFS accounting treatment impact on services revenues(1)	-	-	-	356	-
Services NIR, excluding notable item(s) impact(*)	$1,706	$1,800	$1,907	$1,866	$1,960	5%	15%

Banking—Corporate Lending revenues

Banking—Corporate Lending revenues—as reported	$416	$361	$409	$417	$441	6%	6%
Gain (loss) on loan hedges(2)	14	(62)	(44)	(26)	50
Banking—Corporate Lending revenues—excluding gain (loss) on loan hedges(*)	$402	$423	$453	$443	$391	(12%)	(3%)

*	Represents a non-GAAP financial measure.
(1)	See footnote 4 on page 12 for details.
(2)	See page 7 for details.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

Reconciliation of Adjusted Results (Page 5)

(In millions of dollars, or as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Total Citigroup revenues

Total Citigroup revenues—as reported	$21,596	$21,668	$22,090	$19,871	$24,633	24%	14%
Less:
Total divestiture-related impacts on revenues(2)	-	(177)	2	(1)	13
Notable item—Russia HFS accounting treatment loss impact on revenues(3)	-	-	-	(1,173)	-
Total Citigroup revenues, excluding divestitures impacts and Russia loss(*)	$21,596	$21,845	$22,088	$21,045	$24,620	17%	14%

Total Citigroup operating expenses—as reported	$13,425	$13,577	$14,290	$13,840	$14,311	3%	7%
Less:
Total divestiture-related impacts on expenses(4)	34	37	766	40	31
FDIC special assessment(5)	20	(20)	(47)	(191)	-
Total Citigroup operating expenses, excluding divestitures impacts and FDIC special assessment(5)(*)	$13,371	$13,560	$13,571	$13,991	$14,280	2%	7%

Total Citigroup operating expenses—as reported	$13,425	$13,577	$14,290	$13,840	$14,311	3%	7%
Less:
Goodwill impairment(6)	-	-	726	-	-
Total Citigroup operating expenses, excluding goodwill impairment(*)	$13,425	$13,577	$13,564	$13,840	$14,311	3%	7%

Total Citigroup RoCE and RoTCE

Total Citigroup RoCE—as reported	8.0%	7.7%	7.1%	4.5%	11.5%	700 bps	350 bps
Less:
Notable item—Russia HFS accounting treatment loss impact on net income(3)	0 bps	0 bps	0 bps	(230) bps	0 bps
Total Citigroup RoCE, excluding notable item(*)	8.0%	7.7%	7.1%	6.8%	11.5%	470 bps	350 bps

Total Citigroup RoTCE—as reported	9.1%	8.7%	8.0%	5.1%	13.1%	800 bps	400 bps
Less:
Notable item—Russia HFS accounting treatment loss impact on net income(3)	0 bps	0 bps	0 bps	(260) bps	0 bps
Total Citigroup RoTCE, excluding notable item(*)	9.1%	8.7%	8.0%	7.7%	13.1%	540 bps	400 bps

*	Represents a non-GAAP financial measure.
(1)	Not used.
(2)	See footnote 2 on page 14 for details.
(3)	See footnote 4 on page 12 for details.
(4)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.
(5)	Federal Deposit Insurance Corporation (FDIC) Special Assessment.
(6)	See footnote 4 on page 14 for details.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

Reconciliation of Adjusted Results (Page 6)

(In millions of dollars, except as otherwise noted)

						1Q26 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2025	2025	2025	2025	2026	4Q25	1Q25

Legacy Franchises (LF) exits contribution(1)

Revenues

Closed or signed markets revenues—Ex-divestitures	$108	$118	$122	$(1,456)	$77	NM	(29%)
Add:
Divestiture-related impacts on closed or signed markets revenues	-	(177)	2	(1)	13
Closed or signed markets revenues—U.S. GAAP	$108	$(59)	$124	$(1,457)	$90	NM	(17%)

Mexico Consumer/SBMM revenues—Ex-divestitures	$1,467	$1,536	$1,722	$1,775	$2,054	16%	40%
Add:
Divestiture-related impacts on Mexico/SBMM	-	-	-	-	-
Mexico Consumer/SBMM revenues—U.S. GAAP	$1,467	$1,536	$1,722	$1,775	$2,054	16%	40%

Wind-downs/sale/other revenues—Ex-divestitures	$46	$37	$27	$10	$30	200%	(35%)
Add:
Divestiture-related impacts on wind-downs/sale/other revenues	-	-	-	-	-
Wind-downs/sale/other revenues—U.S. GAAP	$46	$37	$27	$10	$30	200%	(35%)

Expenses

Closed or signed markets expenses—Ex-divestitures	$135	$161	$133	$108	$75	(31%)	(44%)
Add:
Divestiture-related impacts on closed or signed markets expenses	10	7	4	8	5
Closed or signed markets expenses—U.S. GAAP	$145	$168	$137	$116	$80	(31%)	(45%)

Mexico Consumer/SBMM expenses—Ex-divestitures	$1,039	$954	$1,013	$928	$1,157	25%	11%
Add:
Divestiture-related impacts on Mexico/SBMM	21	30	759	34	24
Mexico Consumer/SBMM expenses—U.S. GAAP	$1,060	$984	$1,772	$962	$1,181	23%	11%

Wind-downs/sale/other expenses—Ex-divestitures	$160	$172	$174	$186	$92	(51%)	(43%)
Add:
Divestiture-related impacts on wind-downs/sale/other expenses	3	-	3	(2)	2
Wind-downs/sale/other expenses—U.S. GAAP	$163	$172	$177	$184	$94	(49%)	(42%)

(1)

For this presentation, AO Citibank (Russia) has been classified as “Closed or signed markets” for all periods presented. Citi’s 4Q25 Financial Data Supplement (issued on January 14, 2026) had AO Citibank (Russia) classified as “Wind-down/sale/other” because the sale of AO Citibank (Russia) was not signed and closed until February 18, 2026.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.